NetSol Fiscal 2Q 2010

Investor Conference Call & Webcast

February 10, 2010

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

Najeeb U. Ghauri

Chairman & Chief Executive Officer

Fiscal 2Q 2010 Overview

Period Ended December 31, 2009

- Quarterly revenue of $9.5 million
  - ↑ 81% year-over-year ↑ 25% sequentially
- Third consecutive quarter of double-digit sequential revenue growth
- Margin improvements: Gross margin = 62% Operating margin = 18%
- GAAP net loss applicable to common shareholders of $0.01 per diluted share
- Non-GAAP EBITDA profitability of $0.03 per diluted share
- GAAP net loss and non-GAAP EBITDA figures include $0.03 per diluted share in expense related to the relocation of the global operating headquarters, a move projected to save $5 million over 5 years

Accelerating Growth

- More large software license purchasing decisions coming to market in 2010
- License sales surge more than 400% year-over-year, up 30% sequentially
- Global automotive and finance sectors continue to regain traction
- Asia Pacific, and specifically, China exceptionally strong
  - #1 market share position in China for asset based lending solutions
  - China now largest global automotive market and rising consumer lending
  - Continued investment in flagship NetSol Financial Suite (NFS)™
  - Rising pipeline activity among customers looking for integrated global platform
  - Increased interest from potential partners around strategic initiatives

Key Customer Wins

- Select contracts awarded in the fiscal 2Q 2010:
  - Major Chinese auto finance company awards a $2 million contract
  - Toyota Motor Finance China upgrades to an NFS license
  - BMW Group Financial Services awards additional services contract
  - UK based bank awards a $1 million software and IT services contract
  - Secured a major information security contract in the mobile telecommunications sector
  - IT services contract in Saudi Arabia, strengthening Middle East presence
  - Information security contract to implement a data center security project with a leading solution integrator in Pakistan
- Continuing to pursue large opportunities in public & defense related verticals

CMMI® Maturity LEVEL 5

Boo-Ali Siddiqui

Chief Financial Officer

Quarterly Revenue



9.3
5.3
5.0
6.9
7.6
9.5
US$ Millions
1Q Fiscal 2009
2Q Fiscal 2009
3Q Fiscal 2009
4Q Fiscal 2009
1Q Fiscal 2010
2Q Fiscal 2010

- Revenues ↑ 81% YOY, and ↑ 25% sequentially driven by strong license sales

Revenue By Offering

Second Quarter Fiscal 2010


IT Consulting & Service Fees 46%
License Fees 35%
Maintenance Fees 19%

GAAP Earnings/Loss Per Diluted Share



$0.12
$0.08
$0.04
$0.00
($0.04)
($0.08)
($0.12)
($0.16)
($0.20)
$(0.01)*
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010

* Includes $0.03 per diluted share in expense related to the relocation of the global operating headquarters

Non-GAAP EBITDA Per Diluted Share



$0.16
$0.11
$0.06
$0.01
($0.04)
($0.09)
($0.14)
$ 0.03*
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010

* Includes $0.03 per diluted share in expense related to the relocation of the global operating headquarters

Fiscal 2010 Financial Outlook

- Focus on in quarterly revenue and profitability
- Comprehensive cost reduction and restructuring measures contributing to improved margins
- Revenues projected between $33.0 million and $35.0 million, representing full year revenue growth of between 25% and 32% versus fiscal year 2009
- A return to GAAP net income for fiscal year 2010, versus a GAAP net loss of $0.30 per diluted share for fiscal year 2009
- License revenues for fiscal year 2010 are projected to increase more that 100% versus fiscal year 2009
- Strong revenue backlog and sales pipeline supporting outlook

Questions & Answers

Najeeb U. Ghauri - Chairman & CEO

Boo-Ali Siddiqui - CFO

Naeem Ghauri - Head of Global Sales

CMMI® Maturity LEVEL 5


NASDAQ

Thank You

To learn more about NetSol Technologies, Inc.,
Visit www.netsoltech.com

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